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                                 EXHIBIT 10.2E

       THIRD AMENDMENT TO SUBLEASE BETWEEN THE COMPANY AND HEWSON-MEMPHIS
                                    PARTNERS
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                                                        EXHIBIT 10.2E

                         THIRD AMENDMENT TO SUBLEASE

        This Third Amendment to Sublease (the "Third Amendment") is made and entered into as of the ____ day of October, 1995 by and between Hewson-Memphis Partners, a California general partnership composed of W. Howard Lester, James
A. McMahan, Gary J. Hewson and Robert K. Earley (the "Landlord") and Williams-Sonoma, Inc., a California corporation (the "Tenant"), and amends that certain Sublease dated as of the 1st day of August, 1990 (the "Sublease"), that certain First Amendment to Sublease dated as of the 22nd day of December, 1993 (the "First Amendment") and that certain Second Amendment to Sublease dated as of September 1, 1995 (the "Second Amendment") between Landlord and Tenant (the Sublease, the First Amendment, and the Second Amendment, collectively, the "Existing Sublease"), based upon the following facts:

        A. The parties agree that capitalized terms used herein and not otherwise defined herein have the meanings set forth in that certain Lease Agreement, as amended concurrently herewith, (the "Lease" or "Lease Agreement") between (a) The Industrial Development Board of the City of Memphis and County of Shelby, Tennessee and (b) Landlord and that:

                (i) All references to documents amended concurrently herewith shall mean and refer to such documents, as amended, unless otherwise expressly provided herein to the contrary; and

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                (ii)  All references to the "Sublease" shall mean and refer to the Existing Sublease as amended by this Third Amendment, unless otherwise expressly provided herein to the contrary.

        B. Pursuant to the terms of the Existing Sublease, (i) the New Improvements (as defined therein) have been completed, and (ii) the New Occupancy Commencement Date (as defined therein) has occurred.

        C.  Landlord and Tenant desire to amend the Existing Sublease to
(i) memorialize the New Occupancy Commencement Date and other matters relative thereto and (ii) amend the definition of the Property and the New Property in the Sublease to include Parcel 2 of the Site (1994 Project), located in the County of Shelby, State of Tennessee as described in Exhibit A-1 attached hereto and made a part hereof.

        Based upon the foregoing, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as to the foregoing recitals and as follows:

                1.  The New Occupancy Commencement Date is August 17, 1995.

                2. Landlord and Tenant agree that (i) the amount payable by Landlord to the Trustee pursuant to Section 2.9 (II) (A)


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is $48,967.39 and (ii) the amount payable by Tenant to the Trustee pursuant to
Section 2.9(II)(B)(i) is $232,595.11 and (iii) the amount payable by Tenant to Landlord pursuant to Section 2.9(II)(B)(ii) is $26,608.00.

        3. The definitions of the terms Property and New Property in the Sublease are each amended to include Parcel 2 of the Site (1994 Project).

        4. In all other respects, the Existing Sublease shall remain unmodified and in full force and effect.


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        IN WITNESS WHEREOF, the parties hereto have executed this Third
Amendment to Sublease as of the day and year first above written.

WILLIAMS-SONOMA, INC., a                       HEWSON-MEMPHIS PARTNERS, a
California corporation                         California General Partnership

By: ____________________________               By: ____________________________
    _______________                                W. Howard Lester, General
Title: _________________________                   Partner
                          TENANT
                                                   By: ________________________
                                                       Robert K. Earley,
                                                       Attorney-in-Fact

                                               By: ____________________________
                                                   James A. McMahan, General
                                                   Partner

                                                   By: ________________________
                                                       Robert K. Earley,
                                                       Attorney-in-Fact


                                               By: ____________________________
                                                   Gary J. Hewson, General
                                                   Partner

                                                   By: ________________________
                                                       Robert K. Earley,
                                                       Attorney-in-Fact

                                               By: ____________________________
                                                   Robert K. Earley, General
                                                   Partner
                                                                      LANDLORD

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                                EXHIBIT "A-1"

                                      TO

                    THIRD AMENDMENT TO SUBLEASE AGREEMENT

The Industrial Development Board of the City of Memphis and County of Shelby property as recorded in Instrument __________________ at the Shelby County Register's Office and being more particularly described as follows:

BEGINNING at a point on the southwest right-of-way line of Lamar Avenue (U.S. Highway 78) (right-of-way varies), said point being S37 degrees 20' 02"E -
251.00 feet, along the southwest line of said Lamar Avenue, from the intersection of the said southwest line of Lamar Avenue and the southeast line of Sonoma Cove (68.00 foot right-of-way); thence continuing S37 degrees 20'02"E along the southwest line of said Lamar Avenue a distance of 518.51 feet to the northeast corner of the Hewson-Memphis Partners property as recorded in Instrument EN-7006 at said Register's Office; thence S83 degrees 14'59"W along the north line of the said Hewson-Memphis Partners property a distance of 1104.64 feet to the northwest corner of said property; thence N55 degrees 17'13"E along the south line of the Industrial Development Board of the City of Memphis and County of Shelby, Tennessee property as recorded in Instrument BV-6542 at said Registers's Office a distance of 951.97 feet to the point of beginning and containing 246,544 square feet or 5.660 acres.

The instrument constituting the source of the Lessor's interest in the foregoing Parcel 4 is recorded under Instrument No. ____________ in the Register's Office of Shelby County, Tennessee.